Exhibit 10.2

Execution Version

INTELLECTUAL PROPERTY AGREEMENT

This INTELLECTUAL PROPERTY AGREEMENT (this “Agreement”), dated as of December 31, 2018 (the “Effective Date”) is entered into by and between Armstrong Flooring, Inc., a Delaware corporation (“Seller”) and AFI Licensing LLC, a Delaware limited liability company (“Licensing” and together with Seller, “Arizona”) and AHF Holding, Inc. (formerly known as Tarzan HoldCo, Inc.), a Delaware corporation (“Buyer”) and Armstrong Hardwood Flooring Company, a Tennessee corporation (the “Company” and together with Buyer the “Buyer Entities”) (each of Arizona on the one hand and the Buyer Entities on the other hand, a “Party” and collectively, the “Parties”).

WHEREAS, Seller and Buyer have entered into that certain Stock Purchase Agreement, dated November 14, 2018 (the “Stock Purchase Agreement”); WHEREAS, pursuant to the Stock Purchase Agreement, Seller has agreed to sell and transfer, and Buyer has agreed to purchase and acquire, all of Seller’s right, title and interest in and to Armstrong Wood Products, Inc., a Delaware corporation (“AWP”) and its Subsidiaries, the Company and HomerWood Hardwood Flooring Company, a Delaware corporation (“HHFC,” and together with the Company, the “Company Subsidiaries” and together with AWP, the “Company Entities” and each a “Company Entity”) by way of a purchase by Buyer and sale by Seller of the Shares, all upon the terms and condition set forth therein;

WHEREAS, Arizona owns certain Copyrights, Know-How, Patents and Trademarks which may be used in the Company Field, and in connection with the transactions contemplated by the Stock Purchase Agreement the Company desires to acquire all of Arizona’s right, title and interest in and to such Intellectual Property used exclusively in the Company Field, and obtain a license from Arizona to use other such Intellectual Property on the terms and subject to the conditions set forth herein;

WHEREAS, Seller is signatory to the Trademark License Agreement pursuant to which Seller obtains a license to the Arizona Licensed Trademarks;

WHEREAS, the Company desires to obtain a sublicense to use the Arizona Licensed Trademarks in the Company Field;

WHEREAS, Arizona has obtained consent from all counterparties to the Trademark License Agreement to grant to the Company the sublicenses to the Arizona Licensed Trademarks included in this Agreement; and

WHEREAS, the Company Entities own certain Copyrights and Know-How which may be used in the Arizona Field, and in connection with the transactions contemplated by the Stock Purchase Agreement, Arizona desires to obtain a license from the Company Entities to use such Intellectual Property on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1

Certain Definitions. As used herein, capitalized terms have the meaning ascribed to them herein, including the following terms have the meanings set forth below. Capitalized terms that are not defined in this Agreement shall have the meaning set forth in the Stock Purchase Agreement.

(a)

“Arizona Assigned Copyrights” means all Copyrights, whether registered or unregistered, owned by Licensing or Seller as of the Effective Date and used or held for use exclusively in the Company Field as of November 14, 2018 (the “SPA Signing Date”) and/or as of the Effective Date.

(b)

“Arizona Assigned Internet Domain Names” means the Internet domain names set forth on Schedule 1.1(b) and all other Internet domain names owned by Licensing or Seller as of the Effective Date and used or held for use exclusively in the Company Field as of the SPA Signing Date and/or as of the Effective Date (other than any Internet domain names that include any Arizona Licensed Trademarks).

(c)	“Arizona Assigned IP” means the Arizona Assigned Copyrights, Arizona Assigned Internet Domain Names, Arizona Assigned Know-How, Arizona Assigned Patents and Arizona Assigned Trademarks.

(d)

“Arizona Assigned Know-How” means all Know-How owned by Licensing or Seller as of the Effective Date and used or held for use exclusively in the Company Field as of the SPA Signing Date and/or as of the Effective Date.

(e)

“Arizona Assigned Patents” means the Patents set forth on Schedule 1.1(e) and all other Patents owned by Licensing or Seller and used or held for use exclusively in the Company Field as of the SPA Signing Date and/or as of the Effective Date.

(f)

“Arizona Assigned Trademarks” means the Trademarks set forth on Schedule 1.1(f) and all other Trademarks owned by Licensing or Seller as of the Effective Date and used or held for use exclusively in the in the Company Field as of the SPA Signing Date and/or as of the Effective Date (other than, for clarity any Arizona Licensed Trademarks).

(g)	“Arizona Domain Names” means the Internet domain names set forth on Schedule 1.1(g).

(h)	“Arizona Field” means all activities conducted by Arizona or its Affiliates, other than the Company Field.

(i)

“Arizona Licensed Copyrights” means all Copyrights owned by Licensing or Seller or their respective Affiliates, as of the Effective Date and used or held for use in the Company Field during the five (5) years prior to the Effective Date (other than the Arizona Assigned Copyrights).

(j)

“Arizona Licensed IP” means the Arizona Licensed Copyrights, the Arizona Licensed Know-How, the Arizona Licensed Patents, the Arizona Licensed Trademarks, the Diamond Licensed Trademarks and the Phase-Out Marks.

(k)

“Arizona Licensed Know-How” means all Know-How owned by Licensing or Seller or their respective Affiliates, as of the Effective Date and used or held for use in the Company Field during the five (5) years prior to the Effective Date (other than the Arizona Assigned Know-How).

(l)

“Arizona Licensed Patents” means the Patents set forth on Schedule 1.1(l) and all other Patents owned by Licensing or Seller or their respective Affiliates as of the Effective Date and used or held for use in the Company Field during the five (5) years prior to the Effective Date (other than the Arizona Assigned Patents).

(m)	“Arizona Licensed Trademarks” means the Trademarks set forth on Schedule 1.1(m).

(n)	“Arizona Trademark License Term” means the period commencing on the Effective Date and ending twenty-four (24) months thereafter.

(o)

“Company Field” means the design, development, manufacture, marketing, promotion, advertising, sourcing, distribution and sale of solid hardwood and engineered wood flooring products by or for any Company Entity.

(p)

“Company Licensed Copyrights” means all Copyrights and registrations and applications for any of the foregoing owned by any Company Entity as of the Effective Date and used or held for use in the Arizona Field as of the Effective Date.

(q)	“Company Licensed IP” means the Company Licensed Copyrights, the Company Licensed Know-How and the Company Licensed Patents.

(r)	“Company Licensed Know-How” means all Know-How owned by any Company Entity as of the Effective Date and used or held for use in the Arizona Field as of the Effective Date.

(s)	“Company Licensed Patents” means the Patents set forth on Schedule 1.1(s).

(t)	“Copyrights” means copyrights (whether registered or unregistered) including applications for copyright (excluding, for clarity, Trademarks).

(u)	“Diamond Licensed Trademarks” means the Trademarks set forth on Schedule 1.1(u).

(v)

“Diamond Product” means the design, development, manufacture, marketing, promotion, advertising, sourcing, distribution and sale of the solid hardwood flooring product by any Company Entity as conducted under the Diamond Licensed Trademarks by any Company Entity prior to the Effective Date

(including the composition of coating used with respect to such solid hardwood flooring product).

(w)	“Diamond Trademark License Term” means the period commencing on the Effective Date and ending eighteen (18) months thereafter.

(x)	“Know-How” means trade secrets, and other confidential and proprietary information, inventions, processes, formulas and methodologies.

(y)	“Licensed IP” means the Arizona Licensed IP and the Company Licensed IP.

(z)	“Licensed Copyrights” means the Arizona Licensed Copyrights and the Company Licensed Copyrights.

(aa)	“Licensed Know-How” means the Arizona Licensed Know-How and the Company Licensed Know-How.

(bb)	“Licensed Trademarks” means the Arizona Licensed Trademarks, the Diamond Licensed Trademarks and the Phase-Out Marks.

(cc)

“Patents” means patent rights, including patents, patent applications, and all related continuations, continuations-in-part, divisionals, renewals, reissues, re-examinations, substitutions, and extensions thereof, and applications for any of the foregoing.

(dd)

“Proceeding” means any proceeding, claim, suit or action arising out of, or in connection with, this Agreement or its subject matter (including its validity, formation at issue, effect, interpretation, performance or termination), howsoever arising.

(ee)	“Seller Licensed Trademarks” means the Arizona Licensed Trademarks and the Diamond Licensed Trademarks.

(ff)	“Third Party” means any Person other than Arizona, the Company, and their respective Affiliates.

(gg)	“Trademarks” means any trademarks, service marks, trade names, trade dress, and other similar designations of source or origin, and registrations and applications for any of the foregoing.

(hh)

“Trademark License Agreement” means the Trademark License Agreement by and between Armstrong World Industries, Inc., AWI Licensing LLC and Armstrong Flooring, Inc, dated as of April 1, 2016 and attached hereto as Exhibit A.

1.2	Interpretation. Section 10.5 and 10.14 of the Stock Purchase Agreement shall apply hereto, mutatis mutandis.

1.3

Company Actions. In respect of any action herein required to be undertaken by any of the Company Entities, or to be omitted by any of the Company Entities, the Buyer Entities shall cause the applicable Company Entity to so undertake or omit to undertake, as applicable, such action.

2.	ASSIGNMENT OF ARIZONA ASSIGNED IP

2.1	Assignment. Arizona agrees to assign and hereby assigns its entire right, title and interest in and to the Arizona Assigned IP to the Company.

2.2

Recordation of Assignment. Arizona will reasonably cooperate with the Company to obtain, record, and perfect title to, and provide all necessary evidence of the Company’s ownership of, the Arizona Assigned IP, including the execution of (i) a Patent Assignment in the form of the attached Exhibit B, and (ii) a Trademark Assignment in the form of the attached Exhibit C.

3.	GRANT OF COPYRIGHT LICENSE

3.1

Arizona Copyright Grant. Subject to the terms and conditions of this Agreement, Arizona hereby grants to the Company a perpetual, non-exclusive, royalty-free license in, to and under the Arizona Licensed Copyrights for use in the Company Field throughout the world.

3.2

Company Copyright Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to Seller a perpetual, non-exclusive, royalty-free license in, to and under the Company Licensed Copyrights for use in the Arizona Field throughout the world.

4.	GRANT OF KNOW-HOW LICENSE

4.1

Arizona Know-How Grant. Subject to the terms and conditions of this Agreement, Arizona hereby grants to the Company a perpetual, non-exclusive, royalty-free license in, to and under the Arizona Licensed Know-How for use in the Company Field throughout the world.

4.2

Company Know-How Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to Seller a perpetual, non-exclusive, royalty-free license in, to and under the Company Licensed Know-How for use in the Arizona Field throughout the world.

5.	GRANT OF PATENT LICENSE

5.1

Arizona Patent Grant. Subject to the terms and conditions of this Agreement, Arizona hereby grants to the Company a perpetual, non-exclusive, royalty-free license in, to and under the Arizona Licensed Patents for use in the Company Field throughout the world.

5.2

Company Patent Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to Seller a perpetual, non-exclusive, royalty-free license in, to and under the Company Licensed Patents for use in the Arizona Field throughout the world.

6.	GRANT OF TRADEMARK LICENSE

6.1

Arizona Licensed Trademark Grant. Subject to the terms and conditions of this Agreement, Arizona hereby grants to the Company a limited, non-exclusive, royalty-free, non-sublicensable (except as set forth in Section 7.1), non-assignable license in, to and under the Arizona Licensed Trademarks for the Arizona Trademark License Term for use in the Company Field throughout the world only in the form and manner that such Arizona Licensed Trademarks are used in the Business as of the Closing, provided that the Company shall use commercially reasonable efforts to present the Arizona Licensed Trademarks in the form set forth on Schedule 6.1.

6.2

Diamond Licensed Trademark Grant. Subject to the terms and conditions of this Agreement, Arizona hereby grants to the Company a limited, non-exclusive, royalty-free, non-sublicensable (except as set forth in Section 7.1), non-assignable (except as set forth in Section 13.2) license in, to and under the Diamond Licensed Trademarks for the Diamond Trademark License Term for use with respect to the Diamond Product throughout the world only in the form and manner set forth on Schedule 6.2.

6.3

Quality Control. The Buyer Entities acknowledge the importance of Arizona’s exercise of quality control over the use of the Seller Licensed Trademarks to preserve the continued integrity and validity of the Seller Licensed Trademarks and to protect the value and goodwill associated with the Seller Licensed Trademarks, and accordingly:

(a)

The Company shall ensure that all goods and services provided by the Company, under or in association with any of the Seller Licensed Trademarks, shall (i) be substantially the same as or greater than the quality of goods and services provided under such Seller Licensed Trademarks immediately prior to the Effective Date and (ii) not be associated with any goods or services, including any activities, that are reasonably likely to have an adverse effect on (A) the image or reputation of any of the Seller Licensed Trademarks or (B) Seller’s right, title or interest in and to, any of the Arizona Licensed Trademarks.

(b)	The Company shall not tarnish or bring into disrepute the reputation of or goodwill associated with the Seller Licensed Trademarks or Arizona.

(c)	The Company shall use the Seller Licensed Trademarks at all times in compliance with all applicable Laws.

(d)	The Company shall include trademark and other notices in connection with the use of the Seller Licensed Trademarks as reasonably requested by Arizona from time to time.

(e)

The Company shall upon Arizona’s reasonable request from time to time, supply to Arizona representative samples and/or written descriptions, as appropriate, of uses made by the Company of the Seller Licensed Trademarks.

(f)

The Buyer Entities acknowledge that this license grant does not include, and the Company shall receive no rights under this Agreement or the Stock Purchase Agreement, to use any Trademark that is confusingly similar to or derivative of a Seller Licensed Trademark (other than the Seller Licensed Trademarks themselves as expressly authorized hereunder).

6.4

Trademark License Agreement. In addition to the obligations set forth in Section 6.3, and notwithstanding any other provision of this Agreement, the Company shall comply with all obligations applicable to Arizona and its Affiliates under the Trademark License Agreement including, for the avoidance of doubt, any obligations with respect to reporting Complaints (as defined in the Trademark License Agreement), which reports the Company shall provide to Arizona, and quality control and standards, and Licensor Competitors (as defined in the Trademark License Agreement), and neither Party shall undertake any act that would constitute a breach or a basis for termination under the Trademark License Agreement.

6.5

Trade Names. The Company shall not create or use any corporate or trade names that include the Arizona Licensed Trademarks, other than those in existence immediately prior to the Effective Date. No later than thirty (30) days following the Closing, each of AWP and the Company shall change its respective corporate name and trade name and cause its organizational documents to be amended to remove any reference to “Armstrong.”

6.6

With respect to any Trademarks notified to the Company in writing after the Effective Date that are used as of the Effective Date in the Company Field and are not (i) owned by any Company Entity, (ii) Arizona Assigned Trademarks, or (iii) Seller Licensed Trademarks (the “Phase-Out Marks”) in each case (i)-(iii) the Company shall have a period of twenty-four (24) months from the date of notification to phase out all use. Any use by the Company of any of the Phase-Out Marks as permitted in this Section 6.6, is subject to its use of the Phase-Out Marks in a form and manner and with standards of quality consistent with that in effect for the Phase-Out Marks as of the Effective Date.

6.7

Domain Names. Subject to the terms and conditions of this Agreement, the license set forth in Section 6.1 shall include the right of the Company to use the Arizona Domain Names solely in connection with the applicable Arizona Licensed Trademarks in the Company Field during the Arizona Trademark License Term, in the ordinary course of business in a manner generally consistent with the past practice of Arizona in the Company Field. The Company shall not have the right to register any domain name or social media addresses (or any similar or successor identifiers) containing Arizona Licensed Trademarks.

7.	INTELLECTUAL PROPERTY RIGHTS

7.1

Sublicenses. Arizona may sublicense the licenses granted herein to its Affiliates and Third Parties in the ordinary course of business in support of its and its Affiliates’ business, but not for the independent use of Third Parties, and the Company may sublicense the licenses granted herein to Third Parties, its Subsidiaries, AWP, controlled Affiliates, or any holding company that is a direct or indirect parent of the Company in the ordinary course of business in support of its and its Subsidiaries’ or controlled Affiliates’ business, but not for the independent use of Third Parties (each such Affiliate, Third Party, AWP or Subsidiary, a “Sublicensee”). Each Party shall ensure that any sublicense that it grants to a Sublicensee does not conflict with this Agreement. For clarity, granting a sublicense shall not relieve the Parties of any obligations hereunder and each Party shall cause each of its Sublicensees to comply, and shall remain responsible for such Sublicensees’ compliance, with all terms and conditions hereof applicable to the Parties. At the request of a licensing Party, the other Party shall provide to the licensing Party a list of all Sublicensees and otherwise reasonably cooperate with the licensing Party in connection with Sublicensees’ compliance with this Agreement.

7.2

Reservation of Rights. Except as expressly provided in the Stock Purchase Agreement or herein, each Party reserves its and its Affiliates’ rights in and to all Intellectual Property (including with respect to the use, registration and licensing thereof).

8.	OWNERSHIP

8.1

Ownership of Arizona Licensed IP. The Buyer Entities acknowledge and agree that (a) Arizona and its Affiliates own the Arizona Licensed IP (other than the Arizona Licensed Trademarks), (b) AWI Licensing LLC owns the Arizona Licensed Trademarks, (b) neither the Company, nor its Affiliates or its Sublicensees, will acquire any ownership rights in the Arizona Licensed IP, and (c) the Company shall not represent or make any claim that it has an ownership interest in any Arizona Licensed IP. Without limitation to the foregoing, the Company shall not file applications to register any Arizona Licensed IP or assist any person in doing the same, or contest, challenge, or otherwise take any action adverse to Arizona’s and its Affiliates’ ownership of or rights in and to the Arizona Licensed IP, or assist any person in doing the same.

8.2

Ownership of Company Licensed IP. Arizona acknowledges and agrees that (a) the Company and its Affiliates own the Company Licensed IP, (b) neither Arizona, nor its Affiliates or its Sublicensees, will acquire any ownership rights in the Company Licensed IP, and (c) Arizona shall not represent or make any claim that it has an ownership interest in any Company Licensed IP. Without limitation to the foregoing, Arizona shall not file applications to register any Company Licensed IP or assist any person in doing the same, or contest, challenge, or otherwise take any action adverse to the Company’s and its Affiliates’ ownership of or rights in and to the Company Licensed IP, or assist any person in doing the same.

9.	PROSECUTION, MAINTENANCE AND ENFORCEMENT

9.1

Responsibility and Cooperation. As between the Parties, Arizona, with respect to the Arizona Licensed IP, and the Buyer Entities, with respect to the Company Licensed IP, shall have the right (but not the obligation) for filing, prosecuting, and maintaining all Arizona Licensed IP and Company Licensed IP, respectively, in the licensing Party’s name. For the avoidance of doubt, in case either such Party files any new Intellectual Property registration to the extent covering the Licensed IP, such new Intellectual Property registration shall automatically become Licensed IP. However, and for the further avoidance of doubt, the aforementioned shall not apply to new Intellectual Property created by a licensee Party or its Sublicensees separately and independently from the Licensed IP, for example in case of separate and independent technical enhancements or advancements. The Parties shall reasonably consult and coordinate with each other at the other Party’s request with respect to the matters set forth in this Section 9.1.

9.2

No Additional Obligations. This Agreement shall not obligate either Party to disclose to the other Party, or maintain, register, prosecute, pay for, enforce, or otherwise manage any Intellectual Property except as expressly set forth herein.

9.3

Enforcement. As between the Parties, Arizona, with respect to the Arizona Licensed IP, and the Company or Buyer, with respect to the Company Licensed IP, shall have the right (but not the obligation) to elect to bring a Proceeding or enter into settlement discussions regarding, or otherwise seek to resolve, any infringement, misappropriation, or other violation, or allegations of invalidity or unenforceability, of the Licensed IP. In the event that Arizona declines to institute any Proceedings against third-party infringers or violators of any Arizona Licensed Patents, regarding activities that would fall within the Company Field if conducted by the Company, within forty-five (45) days after being notified or becoming aware of such infringing conduct, the Company or Buyer shall have the right to institute any Proceedings against such third-party infringers or violators. In the event that the Company or Buyer elects to institute such Proceedings, Arizona will reasonably cooperate with the Company or Buyer in such Proceedings, and the Company or Buyer shall reimburse Arizona for all reasonable costs and fees incurred by Arizona as a result of such cooperation. Such cooperation by Arizona will include joining such Proceeding as a party, if deemed necessary by the Company or Buyer. In the event that Arizona elects to bring a Proceeding against any alleged infringer of the Arizona Licensed Trademarks and seeks the cooperation of the Licensor of the Trademark License Agreement in such Proceeding, Arizona will take reasonable steps to assist the Company or Buyer in requesting the cooperation of the Licensor of the Trademark License Agreement, and pursuing an infringement claim against such alleged infringer. The Company or Buyer, as applicable, shall retain all benefits, recoveries, injunctions or other value derived from such Proceedings instituted by such Party.

10.	INDEMNIFICATION

10.1	Indemnification. Each Party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other Party and its Affiliates and their respective employees,

directors, officers, agents and successors (collectively, the “Indemnified Parties”) from and against any and all losses (including all costs, liabilities (including present and future damages), claims and expenses) incurred or suffered by any of the Indemnified Parties, to the extent arising out of, relating to or resulting from (a) a breach by the Indemnifying Party of this Agreement; or (b) any gross negligence or willful misconduct of the Indemnifying Party in connection with this Agreement.

11.	DISCLAIMERS

11.1

Disclaimer. Each Party hereby acknowledges that, except to the extent expressly set forth in this Agreement, the Stock Purchase Agreement, the Transition Services Agreement or the Confidentiality Agreement, neither Party nor any of its Affiliates has made any representation or warranty, expressed or implied, including any representation or warranty regarding the validity, enforceability, or scope of the Licensed IP, noninfringement, merchantability or fitness for a particular purpose.

12.	TERM

12.1	Term and Termination.

(a)

Unless earlier terminated pursuant to the provisions hereof, the term of this Agreement and the licenses and other grants of rights (and related obligations) under this Agreement shall (i) with respect to the Arizona Licensed Trademarks, be for the Arizona Trademark License Term, (ii) with respect to the Diamond Licensed Trademarks, be for the Diamond Trademark License Term, (iii) with respect to the Phase-Out Marks, be for the term set forth in Section 6.6, and (iv) with respect to Copyrights, Know-How and Patents, be in perpetuity.

(b)

Either Party may terminate this Agreement if the other Party materially breaches this Agreement and fails to remedy such breach within thirty (30) days’ written notice thereof; provided, however, that if the material breach of this Agreement by the breaching Party is limited to the Licensed Copyrights, Licensed Know-How, the Arizona Licensed Patents, or the Licensed Trademarks, the non-breaching Party shall be entitled to termination solely with respect to the affected part of the license (i.e., in such case, the non-breaching Party may terminate this Agreement with respect to the Licensed Copyrights or the Licensed Know-How or the Arizona Licensed Patents or the Licensed Trademarks, as applicable).

12.2	Effect of Termination.

(a)

Effect of Termination. Upon termination of this Agreement, each licensee Party shall and shall cause all of its Sublicensees to cease all use of the Licensed IP that is subject to such termination (excluding for clarity (a) any Arizona Licensed Patents, Licensed Copyrights or Licensed Trademarks that are expired, invalid or abandoned or (b) any Licensed Know-How that no longer constitutes confidential information).

(b)

Survival. The following provisions of this Agreement, together with all other provisions of this Agreement that expressly specify that they survive, shall survive expiration or termination of this Agreement, in part or in its entirety: Sections 8, 10, 11, 12.2(a) and 13.

13.	MISCELLANEOUS

13.1

Entire Agreement. This Agreement (together with the Schedules attached hereto), the Stock Purchase Agreement, the Transition Services Agreement and the Confidentiality Agreement constitute the entire agreement of the Parties hereto and supersede all prior negotiations, correspondence, agreements and undertakings, both written and oral, between or among the Parties, or any of them, with respect to the subject matter hereof. It shall be expressly understood that the Stock Purchase Agreement shall govern the transactions contemplated thereby as a whole and that this Agreement shall not be construed as an amendment or variation of the Stock Purchase Agreement but rather shall be complemented by and interpreted in light of the Stock Purchase Agreement. In the event that any provision of this Agreement is inconsistent with, conflicts with or contradicts any term of the Stock Purchase Agreement, the terms of the Stock Purchase Agreement will prevail.

13.2

Assignment. Except as otherwise provided in this Agreement, including under Section 7.1, neither this Agreement nor any of the rights, interests or obligations of any Party under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by either Party without the prior written consent of the other Party; provided, however, that (a) either Party may assign any of the foregoing in connection with the sale or other transfer of the applicable business or assets of such Party or its Affiliates to which this Agreement relates (except that neither of the Buyer Entities may assign any such rights, interests or obligations with respect to the Arizona Licensed Trademarks); (b) Arizona may assign any of the foregoing to one or more of its Affiliates and (c) the Company and Buyer may assign any of the foregoing to one or more of its Subsidiaries, controlled Affiliates, AWP, or any holding company that is a direct or indirect parent of the Company; provided that in each case (b) and (c), no assignment shall relieve the assigning Party of any of its obligations under this Agreement unless agreed to by the non-assigning Party. Any assignment or other disposition in violation of the preceding sentence shall be void.

13.3

Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given (i) on the date delivered, if delivered personally, (ii) on the third (3rd) Business Day after being mailed by registered or certified mail (postage prepaid, return receipt requested), or (iii) on the next Business Day after being sent by reputable overnight courier (delivery prepaid), in each case, to the parties at the following addresses, or on the date sent and confirmed by electronic transmission or confirmatory return email to the telecopier number or email address specified below (or at such other address, telecopier number or email address for a Party as shall be specified by notice given in accordance with this Section 13.3):

(a)     If to Buyer:

c/o American Industrial Partners
450 Lexington Avenue, 40th Floor
Attention: General Counsel and Richard Hoffman
Email: notices@americanindustrial.com
richard@americanindustrial.com

with a copy to:

Baker Botts L.L.P.
1299 Pennsylvania Avenue, NW
Washington, D.C. 20004
Attention: Terrance L. Bessey
Brendan O. Dignan
Email: terrance.bessey@bakerbotts.com
brendan.dignan@bakerbotts.com

(b) If to Arizona:

Armstrong Flooring, Inc.
2500 Columbia Avenue, PO Box 3025
Lancaster, PA 17604
Attention: Christopher S. Parisi
Email: csparisi@armstrongflooring.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Attention: Eric L. Cochran
Steven J. Daniels
Email: eric.cochran@skadden.com
steven.daniels@skadden.com

13.4

Specific Performance. Each Party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such Party and that any such breach would cause Arizona, on the one hand, and the Buyer Entities, on the other hand, irreparable harm. Accordingly, each Party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such Party, Arizona, on the one hand, and the Buyer Entities, on the other hand, shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance. Any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Arizona, on the one hand, and Buyer Entities, on the other hand, hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by the Buyer Entities or Arizona, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the Buyer Entities or Arizona, as applicable, under this Agreement.

13.5	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Agreement shall be governed by the laws of the State of Delaware, its rules of conflict of laws notwithstanding. Each Party hereby agrees and consents to be subject to the jurisdiction of the Court of Chancery of the State of Delaware in and for New Castle County, or if the Court of Chancery lacks jurisdiction over such dispute, in any state or federal court having jurisdiction over the matter situated in New Castle County, Delaware, in any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby. Each Party hereby irrevocably consents to the service of any and all process in any such Action by the delivery of such process to such Party at the address and in the manner provided in Section 13.3 hereof. Each of the Parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware in and for New Castle County, or if the Court of Chancery lacks jurisdiction over such dispute, in any state or federal court having jurisdiction over the matter situated in New Castle County, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum.

(b)

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.5(b).

13.6

Severability. If any term or other provision of this Agreement, or any portion thereof, is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement, or the remaining portion thereof, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any such term or other provision, or any portion thereof, is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

13.7

Counterparts. This Agreement may be executed in any number of counterparts, including by means of email in portable document format (.pdf), each of which when executed shall be deemed to be an original copy of this Agreement and all of which taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

ARMSTRONG FLOORING, INC.

By:	/s/ Donald R. Maier
Name: Donald R. Maier
Title: President and Chief Executive Officer

AFI LICENSING LLC

By:	/s/ Christina Geerlof
Name: Christina Geerlof
Title: President

AHF HOLDING, INC. (formerly known as Tarzan Holdco, Inc.)

By:	/s/ Stanley Edme
Name: Stanley Edme
Title: Vice President

ARMSTRONG HARDWOOD FLOORING COMPANY

By:	/s/ Jason Braeglemann
Name: Jason Braegelmann
Title: Vice President

[Signature Page to IP Agreement]

Schedule 1.1(b) – Arizona Assigned Internet Domain Names

Domain Name	Expiration date	Owner
amish-handscraped.com	13-Apr-2019	Armstrong Flooring, Inc. (“AFI”)
amishhandscraped.com	13-Apr-2019	AFI
bruce.adult	28-Apr-2019	AFI
bruce.biz	26-Mar-2019	AFI
bruce.com	21-Jan-2019	AFI
bruce.dpml.pub	29-Oct-2019	AFI
bruce.dpmlblock	29-Oct-2019	AFI
bruce.info	10-Aug-2019	AFI
bruce.porn	28-Apr-2019	AFI
bruce.xxx	01-Dec-2021	AFI
brucebuilder.com	02-Mar-2019	AFI
brucecontractor.com	02-Mar-2019	AFI
brucedealer.com	02-Mar-2019	AFI
brucedistributor.com	02-Mar-2019	AFI
brucefloors.com	04-Aug-2019	AFI
brucehardwoodfloors.com	11-Apr-2019	AFI
brucehome.com	02-Mar-2019	AFI
brucelaminate.com	30-Dec-2018	AFI
bruceremodeler.com	02-Mar-2019	AFI
bruceretailer.com	02-Mar-2019	AFI
brucesucks.com	25-Oct-2018	AFI
brucesucks.info	22-Sep-2019	AFI
capellaflooringcompany.com	12-Nov-2018	AFI
capellafloors.com	27-Oct-2018	AFI
forestglenhardwood.com	13-Sep-2019	AFI
handscraped-hardwood.com	13-Apr-2019	AFI
handscrapedhardwoodflooring.com	13-Sep-2019	AFI
handscrapedwoodfloor.com	05-Sep-2019	AFI
handscrapehardwoodfloor.com	05-Sep-2019	AFI
handscrapehardwoodflooring.com	05-Sep-2019	AFI
handscrapehardwoodfloors.com	05-Sep-2019	AFI
handscrapewoodfloor.com	05-Sep-2019	AFI
handscrapewoodflooring.com	05-Sep-2019	AFI
handscrapewoodfloors.com	05-Sep-2019	AFI
hardwood-flooring.asia	26-Mar-2019	AFI
hartco.biz	18-Nov-2018	AFI
hartco.info	10-Aug-2019	AFI
hartcodistributor.com	02-Mar-2019	AFI
hartcoflooring.com	24-May-2019	AFI

Domain Name	Expiration date	Owner
hartcoflooringcompany.com	18-Jun-2019	AFI
hartcohome.com	02-Mar-2019	AFI
homerwood.com	14-Sep-2019	AFI
lifetimeluxuryhardwood.com	14-Jun-2019	AFI
lockandfold.com	20-Nov-2018	AFI
luxuryhardwood.com	20-Dec-2018	AFI
mybruce.com	25-Jul-2019	AFI
mybruce.net	25-Jul-2019	AFI
myhartco.com	25-Jul-2019	AFI
myhartco.net	25-Jul-2019	AFI
myrobbins.com	25-Jul-2019	AFI
myrobbins.net	25-Jul-2019	AFI
powerofparagon.com	15-Jun-2019	AFI
premium-hardwood.com	13-Apr-2019	AFI
robbins-home.com	02-Mar-2019	AFI
robbins.biz	26-Mar-2019	AFI
robbins.com	13-Sep-2019	AFI
robbins.info	10-Aug-2019	AFI
robbinsflooring.com	21-Nov-2018	AFI
robbinsflooring.info	22-Sep-2019	AFI
robbinsfloors.com	14-Sep-2019	AFI
robbinsfloors.net	17-Apr-2019	AFI
robbinshardwoodflooring.com	26-Sep-2019	AFI
robbinshighperformance.com	18-Oct-2018	AFI
smokedhardwood.com	30-Apr-2019	AFI
smokedhardwoodfloor.com	30-Apr-2019	AFI
smokedhardwoodflooring.com	30-Apr-2019	AFI
smokedhardwoodfloors.com	30-Apr-2019	AFI
softscrapedhardwoodfloor.com	05-Sep-2019	AFI
softscrapedhardwoodflooring.com	05-Sep-2019	AFI
softscrapedhardwoodfloors.com	05-Sep-2019	AFI
softscrapedwoodfloor.com	05-Sep-2019	AFI
softscrapedwoodflooring.com	05-Sep-2019	AFI
softscrapedwoodfloors.com	05-Sep-2019	AFI
softscrapehardwoodfloor.com	05-Sep-2019	AFI
softscrapehardwoodflooring.com	05-Sep-2019	AFI
softscrapehardwoodfloors.com	05-Sep-2019	AFI
softscrapewoodfloor.com	05-Sep-2019	AFI
softscrapewoodflooring.com	05-Sep-2019	AFI
softscrapewoodfloors.com	05-Sep-2019	AFI

Domain Name	Expiration date	Owner
tmortan.com	07-Sep-2019	AFI
tmorten.com	07-Sep-2019	AFI
tmortin.com	07-Sep-2019	AFI
tmorton-flooring.com	17-Mar-2019	AFI
tmorton-floors.com	17-Mar-2019	AFI
tmorton-hardwood-flooring.com	17-Mar-2019	AFI
tmorton-hardwood-floors.com	17-Mar-2019	AFI
tmorton-hardwood.com	17-Mar-2019	AFI
tmorton-wood-flooring.com	17-Mar-2019	AFI
tmorton-wood-floors.com	17-Mar-2019	AFI
tmorton.asia	20-Mar-2019	AFI
tmorton.com	17-Mar-2019	AFI
tmorton.org	17-Mar-2019	AFI
tmortonandco.com	17-Mar-2019	AFI
tmortonco.com	17-Mar-2019	AFI
wwwbruce.com	01-Mar-2019	AFI
wwwhartco.com	17-Jan-2019	AFI
wwwrobbins.com	17-Jan-2019	AFI

Schedule 1.1(e) – Arizona Assigned Patents

Country	App. Status	App. Number	Filing Date	Patent Number	Issue Date
US	Granted	10/459,977	12-Jun-03	7381474	3-Jun-08
AU	Granted	2004304906	22-Nov-04	2004304906	28-Oct-10
CN	Granted	200480039516	22-Nov-04	ZL200480039516.1	2-Jan-13
DE	Granted	6020040309575	22-Nov-04	1944158	11-Feb-17
EP	Granted	8007063.4	22-Nov-04	1944158	5-Jan-11
FR	Granted	8007063.4	22-Nov-04	1944158	5-Jan-11
GB	Granted	8007063.4	22-Nov-04	1944158	5-Jan-11
US	Granted	10/727,749	4-Dec-03	7,261,947	28-Aug-07
US	Granted	11/901,361	17-Sep-07	8,287,971	16-Oct-12
US	Granted	13/611,028	12-Sep-12	8,399,075	19-Mar-13
US	Granted	12/825,448	29-Jun-10	8801505	12-Aug-14
US	Granted	14/458,103	12-Aug-14	10,072,427	11-Sep-18
AU	Granted	2014240948	28-Mar-14	2014240948	20-Oct-16
EP	Published	14722915.7	28-Mar-14
AU	Granted	2013246000	10-Apr-13	2013246000	26-Nov-15
CA	Granted	2,869,667	10-Apr-13	2869667	19-Dec-17
CN	Granted	201380018751	10-Apr-13	2512525	9-Jun-17
EP	Published	13718698.7	10-Apr-13
US	Granted	13/442,960	10-Apr-13	9434087	6-Sep-16
AU	Granted	2013246002	10-Apr-13	2013246002	17-Dec-15
CA	Granted	2,869,752	10-Apr-13	2869752	3-Jan-17
CN	Granted	201380018754	10-Apr-13	104245258	3-May-17
US	Granted	13/442,966	10-Apr-12	9,108,335	18-Aug-15
CN	Granted	201410046641	10-Feb-14	103978829	12-Apr-17
EP	Granted	14154551.7	10-Feb-14	EP2764965	21-Sep-16
US	Granted	14/176,299	10-Feb-14	9701040	11-Jul-17
AU	Granted	2014240951	28-Mar-14	2014240951	30-Jun-16
AU	Granted	2013270463	10-Dec-13	2013270463	26-Nov-15
CN	Granted	201310674310	11-Dec-13	103866947	4-Jan-17
AU	Granted	2014274549	10-Dec-14	2014274549	15-Oct-15
CA	Granted	2,873,571	8-Dec-14	2873571	27-Mar-18
CN	Published	201407560485	10-Dec-14
AU	Pending	2016287834	5-Jul-16
CN	Published	2016800338922	5-Jul-16

Country	App. Status	App. Number	Filing Date	Patent Number	Issue Date
EP	Published	16818951.2	5-Jul-16
TW	Published	20160120286	28-Jun-16
WO	Published	PCT/US16/40942	5-Jul-16
CN	Published	201510954585	17-Dec-15
EP	Published	15201544.2	21-Dec-15
US	Published	14/970,662	16-Dec-15
AU	Pending	2016380976	20-Dec-16
CN	Published	20168078711	20-Dec-16
EP	Pending	16882368	20-Dec-16
US	Published	14/980,263	28-Dec-15
WO	Published	PCT/US2016/067690	20-Dec-16
AU	Pending	2016380975	20-Dec-16
CN	Published	201680078712	20-Dec-16
EP	Pending	16882368	20-Dec-16
US	Published	14/980,313	28-Dec-15
WO	Published	PCT/US2016/067688	20-Dec-16
WO	Published	PCT/US2017/055068	5-Oct-17
US	Published	15902327	22-Feb-18
WO	Published	PCT/US18/19186	22-Feb-18
US	Granted	09/478,016	5-Jan-00	6164351	26-Dec-00
US	Granted	11/390,679	28-Mar-06	7537841	26-May-09
US	Granted	09/175,661	20-Oct-98	6148884	21-Nov-00
US	Granted	09/303,176	30-Apr-99	6156402	5-Dec-00
US	Granted	09/241,878	2-Feb-99	6194078	27-Feb-01
US	Pending	62/611953	29-Dec-17
US	Expired	62/404,413	5-Oct-16
US	Expired	62/462,609	23/Feb-17
US	Abandoned	09/903,549	13-Jul-01
US	Abandoned	14/828,598	18-Aug-15
US	Expired	62/187,925	2-Jul-15
US	Granted	12/425,560	17-Apr-09	8,357,752	22-Jan-13
US	Granted	13/741,770	15-Jan-13	8,617,654	31-Dec-13
AU	Granted	2014274559	10-Dec-14	2014274559	24-Mar-16
EP	Published	14199378.2	19-Dec-14
CN	Published	2015109813242	23-Dec-15
EP	Published	15202406.3	23-Dec-15
US	Granted	14/580,347	23-Dec-14	9,567,755	14-Feb-17

Country	App. Status	App. Number	Filing Date	Patent Number	Issue Date
US	Pending	15/724,391	5-Oct-17

Schedule 1.1(f) – Arizona Assigned Trademarks

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
US	AMERICAN SCRAPE	Registered	85616030	3-May-12	4481771	11-Feb-14

CA	ARTISAN COLLECTIVE	Pending	1817435	10-Jan-17

US	ARTISAN COLLECTIVE	CLTM

CA	ARTISTIC TIMBERS	Registered	1670991	2-Apr-14	TMA967273	31-Mar-17

US	ARTISTIC TIMBERS	CLTM

US	BIRCH RUN	Registered	85/931,142	14-May-13	4,524,637	6-May-14

CA	BIRCH RUN	Registered	1,636,822	25-Jul-13	TMA905398	4-Jun-15

US	BRISTOL TRAIL	Registered	86919986	25-Feb-16	5423957	13-Mar-18

CA	BRISTOL TRAIL	Published	1769733	26-Feb-16

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
US	BRUSHED IMPRESSIONS	Registered	86906683	12-Feb-16	5183009	11-Apr-17

CA	BRUSHED IMPRESSIONS	Published	1768050	16-Feb-16

CA	CAPELLA	Published	1789784	4-Jul-16

US	DUNDEE	Registered	86274578	7-May-14	4649247	2-Dec-14

US	EVERGUARD	Registered	86084365	7-Oct-13	4654066	9-Dec-14

US	FARMINGTON	Registered	86920079	25-Feb-16	5423958	13-Mar-18

CA	FARMINGTON	Published	1769729	26-Feb-16

US	FOREST GLEN	Registered	86084354	7-Oct-13	4633917	4-Nov-14

CA	FOREST GLEN	Registered	1769732	26-Feb-16	961263	27-Jan-17

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
CA	FORGED HERITAGE	Published	1,752,076	26-Oct-15

CA	Hydropel	Pending	1917541	30-Aug-18

US	Hydropel	Pending	88148020	9-Oct-18

US	LOCK&FOLD	Registered	76656450	13-Mar-06	3200208	23-Jan-07

US	MIDTOWN	Registered	85736605	24-Sep-12	4401628	10-Sep-13

US	MILLWORK SQUARE	Registered	86906649	12-Feb-16	5183008	11-Apr-17

CA	MILLWORK SQUARE	Published	1768051	16-Feb-16

CA	ORIGINAL RUSTICS	Published	1791791	18-Jul-16

US	ORIGINAL RUSTICS	CLTM

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
US	PARAGON	CLTM

CA	PARAGON	CLTM

US	PRIME HARVEST	Registered	86/285,289	19-May-14	4,742,207	26-May-15

CA	PRIME HARVEST	Registered	1,677,599	20-May-14	TMA906580	17-Jun-15

US	RIGHT EVERY TIME	Published	87261852	8-Dec-16

US	RUSTIC RESTORATIONS	Published	87215879	26-Oct-16	5520272	17-Jul-18

CA	RUSTIC RESTORATIONS	Pending	1806462	26-Oct-16

US	SDF	Pending	‘87947440	4-Jun-18

CA	SDF	Pending	1902212	1-Jun-18

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
US	SIGNATURE SCRAPE	Registered	86920111	25-Feb-16	5187924	18-Apr-17

CA	SIGNATURE SCRAPE	Published	1769731	26-Feb-16

CA	SIGNATURE SOFT SCRAPE	Published	1769730	26-Feb-16

US	TimberBlock	Published	87839322	19-Mar-18

CA	TimberBlock	Pending	1889001	20-Mar-18

US	TIMBERBRUSHED	Registered	87105110	15-Jul-16	5267454	15-Aug-17

US	TIMBERCUTS	Registered	87295586	10-Jan-17	5371502	2-Jan-18

CA	TIMBERCUTS	Pending	1817434	10-Jan-17

US	TIMBERLAND	Registered	76496979	13-Mar-03	2923877	1-Feb-05

Country	Trademark	Status	App. Number	App. Date	Reg. Number	Reg. Date
CA	TRANQUIL WOODS	Published	1790828	11-Jul-16

US	TRANQUIL WOODS	CLTM

US	TruTop	Published	87870541	10-Apr-18

CA	TruTop	Pending	1892873	10-Apr-18

CA	VINTAGE FARMHOUSE	Published	1790827	11-Jul-16

US	WEAR MASTER	Registered	74/329383	9-Nov-92	1834641	3-May-94

CN	WEAR MASTER	Registered	4819937	5-Aug-05	4819937

CA	OPAL CREEK	Registered	1738695	23-Jul-15	1002365	08-Aug-18

US	OPAL CREEK	Registered	CLTM

Schedule 1.1(g) – Arizona Domain Names

Domain Name	Expiration date	Owner
armstrongwoodproducts.com	19-Dec-2018	AFI

Schedule 1.1(l) - Arizona Licensed Patents

COUNTRY	APP NO.	FILING DATE	PATENT NUMBER	ISSUE DATE
AU	2009241803	30-Apr-09	2009241803	26-Sep-13
AU	2013231111	19-Sep-13	2013231111	7-Jan-16
CN	200980120494	30-Apr-09
DE	60 2009 024 610.0	30-Apr-09	2 286 018
EP	9739191.6	30-Apr-09	2286018	11-Jun-14
EP	13192693.3	30-Apr-09	2703461	31-Aug-16
FR	9739191.6	30-Apr-09	2 286 018	11-Jun-14
GB	9739191.6	30-Apr-09	2 286 018	11-Jun-14
US	12/432,845	30-Apr-09	8,420,710	16-Apr-13
US	14/700,669	30-Apr-15
BE	10770074.2	29-Nov-11	2 424 911	23-Mar-16
DE	DE 60 2010 031 448.0	29-Nov-11	2 424 911	23-Mar-16
EP	10770074.2	29-Nov-11	2 424 911	23-Mar-16
FR	10770074.2	29-Nov-11	2 424 911	23-Mar-16
GB	10770074.2	29-Nov-11	2 424 911	23-Mar-16
NL	10770074.2	29-Nov-11	2 424 911	23-Mar-16
US	12/799,700	30-Apr-10
US	14/140,206	24-Dec-13
AU	2012286867	26-Jul-12	2012286867	4-Feb-16
CN	2012800367594	26-Jul-12	2094039	1-Jun-16
DE	12751639.1	26-Jul-12	EP2736977	20-May-15
EP	12751639.1	26-Jul-12	EP2736977	20-May-15
GB	12751639.1	26-Jul-12	EP2736977	20-May-15
AU	2013222106	25-Feb-13	2013222106	25-Feb-13
EP	13707792.1	25-Feb-13
US	14/380,432	22-Aug-14	9540825	10-Jan-17
AU	2013308554	30-Aug-13	2013308554	28-Apr-16
CN	201380046030	4-Mar-15	2789549	23-Jan-18
EP	13770989.5	30-Mar-15	EP2890749	16-May-18
US	14/423,186	23-Feb-15
AU	2014207438	8-Jul-15	2014207438	9-Feb-17
EP	14702412.9	14-Aug-15
US	14/760,080	9-Jul-15
AU	2014207441	8-Jul-15	2014207441	10-Nov-16
CN	2014800055962	15-Jul-15	2581656	11-Aug-17
EP	14703007.6	14-Aug-15

COUNTRY	APP NO.	FILING DATE	PATENT NUMBER	ISSUE DATE
US	14/760,060	9-Jul-15
AU	2015227440	16-Sep-15	2015227440	30-Mar-17
CN	2015105859497	23-Dec-14	3045520	24-Aug-18
EP	15198373.1	8-Dec-15
US	14/580,312	23-Dec-14	9650792	16-May-17
EP	1151281	12-Jul-00	1072659	13-Oct-04
US	10/062,616	31-Jan-02	6572932	3-Jun-03
US	10/060,487	30-Jan-02	6911263	28-Jun-05
AU	2016243556	6-Nov-17
CN	2016800223098	16-Oct-17
EP	16719581.7	14-Nov-17
TW	105110285	31-Mar-16	624366	21-May-18
US	14/678,163	3-Apr-15
WO	PCT/US16/24457	28-Mar-16
AU	2016243132	6-Nov-17
CN	2016800229978	20-Oct-17
EP	16718052	14-Nov-17
US	15564161	3-Oct-17
WO	PCT/US16/24462	28-Mar-16
US	62/142,611	3-Apr-15
AU	2016243552	6-Nov-17
CN	2016800226325	18-Oct-17
EP	16719580.9	14-Nov-17
US	14/678,183	3-Apr-15
WO	PCT/US16/24451	28-Mar-16
AU	2016357732	18-Apr-18
CN	2016800648806	7-May-18
EP	16866982.8	14-Jun-18
US	15776637	16-May-18
WO	PCT/US2016/062133	16-Nov-16
WO	PCT/US2017/055060	5-Oct-17
WO	PCT/US2017/055047	4-Oct-17
WO	PCT/US2017/055077	4-Oct-17
WO	PCT/US2017/055089	5-Oct-17
WO	PCT/US2017/055044	5-Oct-17
WO	PCT/US2017/055033	4-Oct-17
US	14/721,724	26-May-15	9468314	18-Oct-16

Schedule 1.1(m) – Arizona Licensed Trademarks

ARMSTRONG

Schedule 1.1(s) - Company Licensed Patents

Country	App. Status	App. Number	Filing Date	Patent Number	Issue Date
US	Granted	12/425,560	17-Apr-09	8,357,752	22-Jan-13
US	Granted	13/741,770	15-Jan-13	8,617,654	31-Dec-13
CN	Published	2015109813242	23-Dec-15
EP	Published	15202406.3	23-Dec-15
US	Granted	14/580,347	23-Dec-14	9,567,755	14-Feb-17
US	Pending	15/724,391	5-Oct-17

Schedule 1.1(u) – Diamond Licensed Trademarks

DIAMOND 10

Schedule 6.1 – Presentation of Arizona Licensed Trademarks

Armstrong Logo Usage:

1.

Logo Colors: The Armstrong logo can appear only in black, white or 100% Tungsten. If reversed out white, it should be on a dark background color. The entire mark must be the same color. The Armstrong logo cannot be used alone.

2.	Logo Size: The minimum logo size is 1” or 25mm. In digital formats, the minimum width is 100 pixels at 72 dpi.

3.

Clear Space: If the business unit identifier is used below the logo, the clear space is 1⁄2 the diameter of the Armstrong ring on the top, right side and left side and the width of the stem in in the lower case “r” on the bottom.

If the business unit identifier is used above the logo, the clear space is 1⁄2 the diameter of the Armstrong ring on the right side, left side and bottom and the width of the stem of the lower case “r” on the top.

a.	There is no clear space defined below the business unit identifier if used below the logo and no clear space defined above the business unit identifier if used above the logo.

b.	If the business unit identifier is two lines, the clear space definition applies to the top most line, if used above, or bottom most line, if used below the Armstrong logo.

4.	Font: The Armstrong logo is considered art and the font type, spacing, bold, cannot be modified.

5.	Logo Background: The logo should never be used on a busy background or one that does not provide enough contrast.

6.	Logo Direction: The logo can be used on an angle or vertically but must read left to right and top to bottom

7.	Circle A: The Circle A can never be used as a separate graphic element.

Notice:

1.

The trademark should always be distinguishable from surrounding text – at a minimum, the trademark notice (TM or ®) should be used at least the first time in the text. After first instance, mark should appear with some other distinguishing feature (e.g., different font, all caps, and/or different color) from the surrounding text.

2.

Must include notice of AWI Licensing LLC’s ownership of the trademark within the credit notice of the product, product documentation, or other product communication. (E.g., Armstrong and the Armstrong Logo are registered trademarks of AWI Licensing LLC.

Schedule 6.2 – Presentation of Diamond Licensed Trademarks

Diamond 10® Technology trademark and logo usage:

1.	When using Diamond 10® Technology in sentences to identify goods or services:

a.	Always mark with ® (required for first usage on page)

b.	Always add a space between Diamond and 10.

c.	Always keep the entire mark together.

2.

Use of Diamond 10® or the Diamond 10® logo must include notice of AFI Licensing LLC’s ownership of the trademark within the credit notice of the product, product documentation, or other product communication. (E.g., Diamond 10 and the Diamond 10 Technology logo are registered trademarks of AFI Licensing LLC.)

3.	Logo Colors: Can appear only in White or 4 Color Process comprised of Morado, Tungsten and Black. If reversed out White, use only on dark background color for contrast.

COLORS

4.

Logo Size: A general guideline for the maximum width of the logo in any application should be the equivalent to 20% of the width of the shortest side. Exceptions may be made for signage and promotional materials. The minimum logo size is 1” or 25mm. In digital formats, the minimum width is 100 pixels at 72 dpi.

5.	Clear Space: The size of the clear space around the logo is determined by the size of the circle of the capital height of the word diamond.

6.	Font: The Diamond 10 Technology logo is considered art and the font type, spacing, bold, cannot be modified.

7.	Logo Background: The logo should never be used on a busy background or one that does not provide enough contrast.

Exhibit A – Trademark License Agreement

Attached.

Exhibit B – Form of Patent Assignment

FORM OF PATENT ASSIGNMENT

This PATENT ASSIGNMENT (the “Assignment”), dated as of December 31, 2018 (the “Effective Date”), is by and between Armstrong Flooring, Inc., a Delaware corporation (“Seller”) and AFI Licensing LLC, a Delaware limited liability company (“Licensing” and together with Seller, “Assignor”) and Armstrong Hardwood Flooring Company, a Tennessee corporation (the “Company” or “Assignee”) (each of Assignor and Assignee, a “Party” and collectively, the “Parties”). All capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Intellectual Property Agreement (defined herein below).

WHEREAS, Seller and AHF Holding, Inc. (formerly known as Tarzan Holdco, Inc.), a Delaware corporation (“Buyer”) have entered into that certain Stock Purchase Agreement, dated November 14, 2018 (the “SPA”) and Seller, Buyer and the Company have entered into that certain Intellectual Property Agreement, dated December 31, 2018 (the “Intellectual Property Agreement”);

WHEREAS, pursuant to the SPA, the Seller has agreed to sell and transfer, and the Buyer has agreed to purchase and acquire, all of Seller’s right, title and interest in and to Armstrong Wood Products, Inc. and the Company Subsidiaries (including the Company) by way of a purchase by Buyer and sale by Seller of the Shares, all upon the terms and condition set forth therein; and

WHEREAS, pursuant to the Intellectual Property Agreement, Assignor has agreed to sell, convey, assign, and transfer to Assignee all of Assignor’s right, title, and interest in and to the patent applications and registrations set forth on Schedule A hereto (collectively, the “Assigned Patents”).

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.    Conveyance. Assignor does hereby irrevocably sell, convey, grant, set over, assign and transfer to Assignee, without reservation of any rights, title or interest, all of Assignor’s right, title and interest in and to the Assigned Patents, all rights corresponding to the Assigned Patents throughout the world, and all continuations, continuations-in-part, divisions or renewals thereof, all patents that may be granted therefrom, all reissues, re-exams, or extensions of such patents, and in and to any applications that have been or shall be filed in any country, and all patents or utility models of countries that may be granted therefrom, for its own use and enjoyment, and for the use and enjoyment of any of Assignee’s successors and assigns, as the same would have been held and enjoyed by Assignor if this Assignment had not been made, together with any and all claims or causes of infringement thereof that may have accrued prior to the effective date of this Assignment, together with the right to bring suit for and/or initiate any proceeding to collect any and all damages arising from said claims or causes of action. Assignee hereby accepts such assignment, transfer and conveyance.

2.    Recordation. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks and any other applicable governmental entity or registrar (including any applicable foreign or international office or registrar), to record Assignee as the owner of the Assigned Patents, and to issue any and all Assigned Patents to Assignee, as assignee of Assignor’s entire right, title and interest in, to, and under the same. Assignee shall have the right to record this Assignment with all applicable governmental authorities and registrars so as to perfect its ownership of the Assigned Patents.

3.    Further Assistance. Upon Assignee’s reasonable request and at Assignee’s sole cost and expense, Assignor shall (i) provide any further assistance reasonably necessary to effect the assignment of all rights, title and interest in and to the Assigned Patents to Assignee, including, but not limited to, the execution of any further documents and instruments, and (ii) take such other actions as are reasonably necessary to document the aforesaid assignment and transfer to Assignee.

4.    No Modification. Nothing contained in this Assignment is intended to or shall be deemed to modify, alter, amend or otherwise change any of the rights or obligations of Assignor and Assignee and their respective Affiliates under the SPA or the Intellectual Property Agreement.

5.    Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

6.    Counterparts. This Assignment may be executed in any number of counterparts, including by means of email in portable document format (.pdf), each of which when executed shall be deemed to be an original copy of this Assignment and all of which taken together shall constitute one and the same agreement.

7.    Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Assignment.

8.    Governing Law. This Assignment shall be governed by the laws of the State of Delaware, its rules of conflict of laws notwithstanding. Each Party hereby agrees and consents to be subject to the jurisdiction of the Court of Chancery of the State of Delaware in and for New Castle County, or if the Court of Chancery lacks jurisdiction over such dispute, in any state or federal court having jurisdiction over the matter situated in New Castle County, Delaware, in any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Assignment or the transactions contemplated hereby.

9.    Severability. If any term or other provision of this Assignment, or any portion thereof, is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Assignment, or the remaining portion thereof, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any such term or other provision, or any portion thereof, is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

10.    Authority. Each Party hereby represents that its undersigned representative is authorized and legally competent to execute this Assignment as a binding and enforceable agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed as of the date above first written by their duly authorized representatives.

SELLER:

By:
Name:
Title:

LICENSING

By:
Name:
Title:

Acknowledged and Accepted:

ASSIGNEE:

By:
Name:
Title:

SCHEDULE A TO PATENT ASSIGNMENT

Exhibit C – Form of Trademark Assignment

FORM OF TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT (the “Assignment”), dated as of December 31, 2018 (the “Effective Date”), is by and between Armstrong Flooring, Inc., a Delaware corporation (“Seller”) and AFI Licensing LLC, a Delaware limited liability company (“Licensing” and together with Seller, “Assignor”) and Armstrong Hardwood Flooring Company, a Tennessee corporation (the “Company” or “Assignee”) (each of Assignor and Assignee, a “Party” and collectively, the “Parties”). All capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Intellectual Property Agreement (defined herein below).

WHEREAS, Seller and AHF Holding, Inc. (formerly known as Tarzan Holdco, Inc.), a Delaware corporation (“Buyer”) have entered into that certain Stock Purchase Agreement, dated November 14, 2018 (the “SPA”) and Seller, Buyer and the Company have entered into that certain Intellectual Property Agreement, dated December 31, 2018 (the “Intellectual Property Agreement”);

WHEREAS, pursuant to the SPA, the Seller has agreed to sell and transfer, and the Buyer has agreed to purchase and acquire, all of Seller’s right, title and interest in and to the Company and the Company Subsidiaries (including the Company) by way of a purchase by Buyer and sale by Seller of the Shares, all upon the terms and condition set forth therein; and

WHEREAS, pursuant to the Intellectual Property Agreement, Assignor has agreed to sell, convey, assign, and transfer to Assignee all of Assignor’s right, title, and interest in and to the trademarks applications and registrations set forth on Schedule A hereto (collectively, the “Assigned Marks”).

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

11.    Conveyance. Assignor does hereby irrevocably sell, convey, grant, set over, assign and transfer to Assignee, without reservation of any rights, title or interest, all of Assignor’s worldwide and universal rights, title and interest in and to the Assigned Marks, including, but not limited to, the applications and registrations therefor which are identified in Schedule A attached hereto, together with the goodwill of the business symbolized by such Assigned Marks, the same to be held and enjoyed by Assignee, for its own use and enjoyment, and for the use and enjoyment of any of Assignee’s successors and assigns, as the same would have been held and enjoyed by Assignor if this Assignment had not been made, including, but not limited to, all common-law rights of Assignor in and/or to the Assigned Marks, and

Assignor’s right to sue for all claims, demands and/or causes of action, both at law and in equity, that Assignor may have on account of any infringement, claim of unfair competitions, likelihood of confusion or dilution of the Assigned Marks or any other claim or cause of action related to the Assigned Marks prior to and following the effective date of this Assignment. Assignor further assigns to Assignee the right to sue and recover damages and/or profits for claims of past, present and/or future infringement, unfair competition, dilution, or any other violation or unlawful act relating to the Assigned Marks, if any. Assignee hereby accepts such grant, assignment, transfer and conveyance.

12.    Recordation. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks and any other applicable governmental entity or registrar (including any applicable foreign or international office or registrar), to record Assignee as the owner of the Assigned Marks, and to issue any and all Assigned Marks to Assignee, as assignee of Assignor’s entire right, title and interest in, to, and under the same. Assignee shall have the right to record this Assignment with all applicable governmental authorities and registrars so as to perfect its ownership of the Assigned Marks.

13.    Further Assistance. Upon Assignee’s reasonable request and at Assignee’s sole cost and expense, Assignor shall (i) provide any further assistance reasonably necessary to effect the assignment of all rights, title and interest in and to the Assigned Marks to Assignee, including, but not limited to, the execution of any further documents and instruments, and (ii) take such other actions as are reasonably necessary to document the aforesaid assignment and transfer to Assignee.

14.    No Modification. Nothing contained in this Assignment is intended to or shall be deemed to modify, alter, amend or otherwise change any of the rights or obligations of Assignor and Assignee and their respective Affiliates under the SPA or the Intellectual Property Agreement.

15.    Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

16.    Counterparts. This Assignment may be executed in any number of counterparts, including by means of email in portable document format (.pdf), each of which when executed shall be deemed to be an original copy of this Assignment and all of which taken together shall constitute one and the same agreement.

17.    Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Assignment.

18.    Governing Law. This Assignment shall be governed by the laws of the State of Delaware, its rules of conflict of laws notwithstanding. Each Party hereby agrees and consents to be subject to the jurisdiction of the Court of Chancery of the State of Delaware in and for New Castle County, or if the Court of Chancery lacks jurisdiction over such dispute, in any state or federal court having jurisdiction over the matter situated in New Castle County, Delaware, in any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Assignment or the transactions contemplated hereby.

19.    Authority. Each Party hereby represents that its undersigned representative is authorized and legally competent to execute this Assignment as a binding and enforceable agreement.

20.    Severability. If any term or other provision of this Assignment, or any portion thereof, is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Assignment, or the remaining portion thereof, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any such term or other provision, or any portion thereof, is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed as of the date above first written by their duly authorized representatives.

SELLER:

By:
Name:
Title:

LICENSING:

By:
Name:
Title:

Acknowledged and Accepted:

ASSIGNEE:

By:
Name:
Title:

SCHEDULE A TO TRADEMARK ASSIGNMENT